MCINTYRE, FREEDMAN & FLYNN
INVESTMENT ADVISERS, INC.



                                    [LOGO]  The Dessauer
                                            Global Equity Fund*

                                            A no-load growth fund

                                            *  The Fund  is  not affiliated with
                                               John Dessauer or John  Dessauer's
                                               Investor's World.




                                   Prospectus
                                  July 30, 2003










The Securities and Exchange Commission has not approved nor disapproved the shares of the Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.




                                Table of Contents

Risk/Return Summary:...........................................................3
   Investment Objective/Goals..................................................3
   Principal Investment Strategies of the Fund.................................3
   Principal Risks of Investing in the Fund....................................3
   Risk/Return Bar Chart.......................................................3
   Risk/Return Performance Table...............................................4
   Fee Table...................................................................5
   Example of Expenses.........................................................5
Investment Objective, Principal Strategies and Related Risks...................6
Investment Adviser.............................................................8
Shareholder Guide..............................................................9
Purchasing & Selling..........................................................10
Distributions and Taxes.......................................................15
Financial Highlights..........................................................16
Privacy Notice.................................................Inside Back Cover




                              Risk/Return Summary:
                       Investments, Risks, and Performance

Investment Objective/Goal
The Dessauer Global Equity Fund (the "Fund") is a no-load mutual fund with the investment objective of long-term capital appreciation.

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by investing primarily in the securities of issuers in established markets that it believes are positioned to benefit from growth in the global economy. The Fund invests in value oriented securities by focusing on fundamentals, business trends, and management of the companies and their financial strength. In selecting investments, the Fund may take into consideration a company's sector or industry to avoid concentrating in any one economic sector or industry. Generally, the companies in which the Fund invests are traded in the markets of, or derive a substantial portion of their revenues from business activities within, North America (the U.S. and Canada), Europe (which includes Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Hong Kong and Japan (collectively, the "Major Markets"). The Fund invests in companies in foreign markets by investing in American Depositary Receipts of such companies. Under normal market conditions, the Fund invests at least 65% of its total assets in a portfolio of equity securities of companies exposed to at least three different countries. Under normal market conditions, the Fund invests at least 80%, and usually substantially all, of its assets in equity securities.

Principal Risks of Investing in the Fund
The Fund is subject to the risks common to all mutual funds that invest in equity and foreign securities. You may lose money by investing in this Fund if any of the following occur:

o the stock markets of the United States, Canada, Europe, Hong Kong or Japan go down;
o a stock or stocks in the Fund's portfolio do not perform as well as expected;
o    the value of a foreign currency declines relative to the U.S. dollar;
o a foreign government expropriates assets belonging to a company in which the Fund has invested; or
o political, social or economic instability in a foreign country causes the value of the Fund's investments to decline.

In addition, the Fund is non-diversified, which means among other things that the Fund may have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, an investment in the Fund may involve greater risk than an investment in a diversified fund and the value of the Fund's shares may be volatile and fluctuate more than shares of a mutual fund that invests in a broader range of issuers.

Risk/Return Bar Chart

The Fund began operations on October 25, 2002, when The Dessauer Global Equity Fund, a mutual fund organized as a Delaware statutory trust (the "Predecessor Fund"), reorganized into the Fund, a newly formed series of Advisors Series Trust (the "Trust"). The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Fund. The bar chart and table reflect the Predecessor Fund for periods prior to the reorganization and the Fund's performance for the fiscal period October 25, 2002 through March 31, 2003. The bar chart demonstrates the risks of investing in the Fund by showing changes in the Predecessor Fund's and the Fund's performance from year to year. These risks are also demonstrated by the table below, which shows how the Predecessor Fund's and the Fund's average annual returns compare over time with those of the Lipper Global Fund Index and the Morgan Stanley Capital International World Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's and the Fund's performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.


During the periods shown, the Predecessor Fund's and the Fund's best performance for a quarter was 31.80% (for the quarter ended December 31, 1998). The Predecessor Fund's and the Fund's worst performance was -33.31% (for the quarter ended September 30, 2001).(1)

(1) The Fund's year-to-date return as of June 30, 2003 is 35.61%.


Risk/Return Performance Table                                                         Since
Average Annual Returns as of 12/31/02                        1 Year      5 Year    Inception(1)
-------------------------------------                        ------      ------   ----------------

The Dessauer Global Equity Fund
         Return Before Taxes                                 -45.01%    -11.28%       -10.80%
         Return After Taxes on Distributions(2)              -45.01%    -13.69%       -13.08%
         Return After Taxes on Distributions and Sale of
               Fund Shares(2)                                -27.63%     -8.84%        -8.42%
Morgan Stanley Capital International World Index(3)          -19.89%     -2.11%        -0.98%
Lipper Global Fund Index(4)                                  -18.65%     -0.80%        -0.05%

(1) On October 25, 2002, the Fund became the successor by merger with the Predecessor Fund, which began operations on May 30, 1997.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher for certain figures because when capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3) The Morgan Stanley Capital International World Index is an unmanaged, market-capitalization-weighted index composed of more than 1,400 stocks listed on exchanges from at least 23 countries, including the United States. It reflects no deduction for fees, expenses or taxes.
(4) The Lipper Global Fund Index is an unmanaged index representing an average of the performance of the 30 largest funds that invest at least 25% of their portfolio in securities traded outside of the United States. The mutual funds in this index generally have a similar investment objective as the Fund, although some funds comprising the index may have somewhat different investment policies and objectives. Lipper rankings are based on total returns, including the reinvestment of dividends and capital gains for the stated period. The performance calculations do not include sales charges.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                 None
--------------------------------------------------------------------------------
60-Day Redemption Fee(1)
         (as a percentage of amount redeemed)                             1.00%
--------------------------------------------------------------------------------
Annual Fund Operating  Expenses  (expenses that are deducted from the Fund's assets as a % of average net assets)
--------------------------------------------------------------------------------

Management Fees                                                           0.75%
Other Expenses(2)                                                         2.62%
                                                                          -----
Total Annual Fund Operating Expenses                                      3.37%
Expenses Reimbursement(3)                                                (1.62%)
                                                                          -----
Net Annual Fund Operating Expenses                                        1.75%
                                                                          =====

(1) The Redemption Fee applies only to those shares held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(2) Other Expenses include custodian, transfer agency, a 0.25% Shareholder Service Plan expense and other customary Fund expenses. These expenses are based on estimated amounts for the Fund's current fiscal year. This amount does not include interest expense. With interest expense, the percentage of other expenses would be 2.64%.
(3) The Fund has entered into an expense reimbursement agreement with the Adviser, until such contractual arrangement is terminated by the Board of Trustees, under which the Adviser has agreed to limit the Fund's Net Annual Fund Operating Expenses, excluding interest and taxes, to not more than 1.75% of average daily net assets. Under this expense reimbursement agreement, the Adviser may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the Fund's current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement, the Total Annual Fund Operating Expenses would be 3.37%.

Example of Expenses
This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example is based upon Net Annual Fund Operating Expenses as set forth in the above table. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

                              1 YEAR       3 YEARS     5 YEARS         10 YEARS
Without Redemption Fee*        $178          $551       $949            $2,062

* The Fund charges a redemption fee of 1% on amounts redeemed within 60 days of purchase.

          Investment Objective, Principal Strategies and Related Risks

Investment Objective. The Fund's investment objective is long-term capital appreciation. The Fund's investment objective and strategies may be changed without shareholder approval.

Investment Strategies. Under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in equity securities of companies that are traded in the markets of, or derive a substantial portion of their revenues from, at least three different countries. Generally, the Fund stays fully invested and deals with market turmoil by being extremely selective and extensively researching the companies in which it invests. At times, it may become necessary for the Fund to take a temporary defensive position inconsistent with its principal investment strategies. At that time, the Fund may invest up to 100% of its assets in cash, cash equivalents or high-quality short-term money market instruments. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

Risks. As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Fund is subject to certain limitations and restrictions. The Fund intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds
The following  risks are common to all mutual funds and  therefore  apply to the
Fund:

o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations can be based on many factors including historical and prospective earnings of an issuer, the value of its assets, general economic conditions, interest rates, investor perception and market liquidity, and mean that a security may be worth more or less than it was at the time of purchase. Market risk applies to individual securities, a particular sector, or the entire economy.

o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risks of Non-Diversification
The Fund is non-diversified under the Investment Company Act of l940 (the "1940 Act"). This means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of an issuer. As a result of the Fund's non-diversified status, the value of the Fund's shares may be volatile and fluctuate more than shares of a mutual fund that invests in a broader range of issuers.

Risks of Investing in Foreign Securities
The following risks are common to mutual funds that invest in foreign companies, including companies in Europe and Asia, and therefore apply to the Fund:

o Legal System and Regulation Risk. Foreign companies generally are subject to less stringent regulations, including legal, financial, and accounting controls than are U.S. companies. As a result, there can be less publicly available or reliable information about foreign companies than about U.S. companies.

o Currency Risk. The Fund's investments that relate to companies in a particular foreign country could be adversely affected if the U.S. dollar rises in value against that foreign country's currency.

o Stock Exchange and Market Risk. Foreign securities markets are smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities.

o Country Risk. The Fund's investments that relate to companies in a particular foreign market could be adversely affected by political upheaval, financial troubles, or a natural disaster that affects the market.

o Market Concentration. Securities markets of other countries are smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, and this could affect the Fund's investments.

o Political Instability. Changes in interest rates and higher unemployment could cause political instability, which could cause some nations to abandon economic reforms or could result in the election or installation of new governments.

o Currency Devaluation. The decline in the value of foreign currencies can trigger a loss of investor confidence resulting in a decline in the value of the stock markets of the affected countries. Devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations.

o Privatization Risk. Some countries are privatizing state operated and/or owned companies. There is the risk that this could cause labor unrest and political instability or that those privatization efforts could fail.

o Hong Kong. China is obligated to maintain the previously existing capitalist economic and social system of Hong Kong through June 30, 2047. The continuation of economic and social freedoms enjoyed in Hong Kong depends upon the government of China. Also, a small number of companies represent a large percentage of the Hong Kong market, which may lead to greater volatility in this market than in less concentrated markets.

Risks of Investing in Debt Securities
The following risks are common to all mutual funds that invest in debt securities and therefore apply to the portion of the Fund's portfolio, if any, that is invested in such debt securities:

o Interest Rate Risk. The value of a debt security typically decreases when interest rates rise. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

o Inflation Risk. A debt security may lose value if the rate of inflation increases. Fixed debt securities are more susceptible to this risk than floating debt securities.

o Reinvestment Risk. A fund may obtain a lower rate of return when reinvesting investment income or sale proceeds.

o Credit Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

                               Investment Adviser

Investment Adviser and Investment Advisory Agreement
McIntyre, Freedman & Flynn Investment Advisers (formerly Dessauer & McIntyre Asset Management, Inc.), 4 Main Street, Orleans, MA 02653 is the investment adviser of the Fund (the "Adviser"). The Adviser, an investment adviser registered with the SEC, was founded in 1986 and as of June 30, 2003 managed approximately $119 million in both U.S. and international assets.

o Advisory Services. Under an Investment Advisory Agreement, the Adviser supervises and assists in the overall management of the Fund's affairs subject to the authority of Board of Trustees. The Adviser provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio, at all times subject to the policies set forth by the Board of Trustees. The Adviser identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. The Adviser also monitors and reviews the Fund's portfolio. As compensation, the Fund pays the Adviser a monthly management fee based upon its average daily net assets. For the fiscal year ended March 31, 2003, the Advisor waived all of its advisory fees.

o Management of the Adviser. Thomas P. McIntyre controls the Adviser and has been the portfolio manager of the Fund's portfolio since its inception. He joined the Adviser in 1989 and became President in 1992. For two years prior to joining the Adviser, he served as an assistant treasurer for the National Association of Securities Dealers, Inc. and was responsible for their $84 million fixed-income portfolio. He previously served as Vice President and Controller of a closed-end equity fund with assets of $140 million. Mr. McIntyre graduated from Notre Dame University in 1977 with a degree in economics and went on to earn an M.B.A. from Notre Dame in 1979. Mr. McIntyre is a Certified Public Accountant and a Chartered Financial Analyst with over 20 years experience in financial analysis and portfolio management.

Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan whereby it pays 0.25% of the Fund's average daily net assets to the Adviser or other financial institutions for shareholder services and account maintenance, including responding to shareholder inquiries and direct shareholder communications.

                                Shareholder Guide
                Your Account with The Dessauer Global Equity Fund

Types of Accounts
--------------------------------------------------------------------------------
                 Regular                             Retirement
      (these accounts are taxable)   (these accounts are generally nontaxable)
   o Individual                         o Roth IRA
   o Joint Tenant                       o Regular IRA
   o UGMA/UTMA                          o Rollover IRA
   o Trust                              o Roth Conversion
   o Corporate                          o SIMPLE IRA
   o SEP IRA                            o 401(k)
                                        o 403 (b)
--------------------------------------------------------------------------------
Investment Minimums.
--------------------------------------------------------------------------------
The Minimum Initial Investments Are:
--------------------------------------------------------------------------------
Regular (New Investor)                                                   $1,000
--------------------------------------------------------------------------------
Additional Investment (Current Fund Shareholders)                          $100
--------------------------------------------------------------------------------
Retirement (Roth and Regular)                                            $1,000
--------------------------------------------------------------------------------
Coverdell Education Savings Account                                        $500
--------------------------------------------------------------------------------
Gift                                                                       $250
--------------------------------------------------------------------------------
Pre-authorized Investment Plan (Initial and Installment Payments)          $100
--------------------------------------------------------------------------------
Additional Investments                                                     $250
--------------------------------------------------------------------------------

The Fund may reduce or waive the minimum investment requirements in some cases.

Net Asset Value. The net asset value ("NAV") per share of the Fund is calculated each business day at the close of trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern time. You may buy and sell shares on any business day at the next NAV calculation after you place your order. Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The NAV is calculated by subtracting the Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles as well as federal securities laws and regulations. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by or under the supervision of the Fund's officers under methods authorized by the Board of Trustees.

                              Purchasing & Selling

How to Buy Shares. You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "The Dessauer Global Equity Fund". The Fund will not accept payment in cash, including cashier's check or money order. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. A charge may be imposed if your check does not clear. The Fund does not issue share certificates and its shares are not registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part.

By Check: If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to "The Dessauer Global Equity Fund") to:

Regular Mail
The Dessauer Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
The Dessauer Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "The Dessauer Global Equity Fund" to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check. No third party checks, starter checks or non-pre-printed checks will be accepted. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

By Wire: If you are making an initial investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have an established account, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, National Association
425 Walnut Street
Cincinnati, OH, 45202
ABA #042000013
Credit:  U.S. Bancorp Fund Services, LLC
         A/C #112-952-137
FFC:     The Dessauer Global Equity Fund
         Shareholder Registration
         Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-800-560-0086. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Purchase Order Cut-Off. The Fund, at the direction of the Board of Trustees, may cease taking purchase orders at any time when it believes that it is in the best interest of current shareholders.


In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent as 1-800-560-0086 if you need additional assistance when completing your application.


How to Sell (Redeem) Shares. You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to a Fund or through your investment representative.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give the name of the Fund, your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Regular Mail
The Dessauer Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
The Dessauer Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202

If you complete the Redemption by Telephone portion of the Account Application Form, you may redeem all or some of your shares by calling the Transfer Agent at 1-800-560-0086 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application Form. The minimum amount that may be wired is $500. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application Form. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

You may request telephone transaction privileges after your account is opened by calling the Transfer Agent at 1-800-560-0086 for instructions.

You may have difficulties in making a telephone transaction during periods of abnormal market activity. If this occurs, you may mail your transaction request in writing to the address noted above.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application Form is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Systematic Withdrawal Plan. You may establish a systematic withdrawal plan that allows you to have regular monthly or quarterly payments redeemed from your account and sent to either you or a third party you designate. Payments must be at least $100 and your account must have an account value of at least $10,000. You will receive the NAV on the date of the scheduled withdrawal. You may realize either a capital gain or loss on the withdrawals that must be reported for tax purposes. You may purchase additional shares of the Fund under this plan as long as the additional purchases are equal to at least one year's scheduled withdrawals.

Small Accounts. To reduce Fund expenses, we may redeem an account if the total value of the account falls below $1,000 due to redemptions. You will be given at least 30 days' prior written notice of this redemption. During that period you may purchase additional shares to avoid the redemption.

Redemption Fee. If shares are redeemed within 60 days of purchase, a 1% fee will be charged and withheld from the proceeds of the redemption. This fee is paid to the Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends or distributions.

Redemption in Kind. The Fund reserves the right to redeem your shares "in kind." For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Fund may send you a combination of cash and a share of the Fund's securities. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Redemption by Corporations. All redemptions by corporations need to have a certified copy of the resolution attached to the request.

Signature Guarantee. To protect the Funds and their shareholders, a signature guarantee is required for all written redemption requests over $100,000.
Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees are also required for redemption requests by corporations, partnerships, trusts or other fiduciary accounts, or any account where proceeds are to be paid to someone other than the record owner. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Householding. In an effort to decrease costs, we intend to reduce the number of duplicate prospectus, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-560-0086 to request individual copies of these documents. Once we receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

                             Distributions and Taxes

Dividends and Capital Gains Distributions. The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually.

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more shares of the Fund. You will be buying those new shares at the NAV per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may authorize this option by calling the Fund at 1-800-560-0086 and requesting this change. You must complete the form and return it to the Fund before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying a Dividend. If you buy shares of the Fund just before a distribution (on or before the record date), you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying before a dividend." For example, if you bought shares on or before the record date and paid $10.00 per share (in cash or in the form of additional shares), and, shortly thereafter, the Fund paid you a dividend of $1.00 per share, then your shares would now be worth $9.00 per share. Unless your account is a tax-deferred account, the dividend paid to you would be included in your gross income for tax purposes even though you have not participated in the increase of the NAV of the Fund.

Tax Issues. The Fund has elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If the Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

Part of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

                              Financial Highlights

This financial highlights table is based on the financial history of the Predecessor Fund and the Fund and is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund and the Fund assuming reinvestment of all dividends and distributions. The information in the table has been audited by Tait, Weller & Baker, independent auditors, for the fiscal year ended March 31, 2003, and by other auditors for previous years. Tait, Weller & Baker's report along with further detail on the Fund's financial statements are included in the Fund's annual report dated March 31, 2003, which is available upon request.



For a capital share outstanding throughout each year

                                            Year Ended   Year Ended     Year Ended     Year Ended     Year Ended
                                            March 31,    March 31,      March 31,      March 31,      March 31,
                                               2003         2002           2001           2000           1999
                                            ----------   ----------     ----------     ----------     ----------
Net asset value, beginning of year             $6.57       $12.69         $23.56          $14.97        $13.69
Income (loss) from
Investment operations:
Net investment income (loss)                   (0.04)       (0.15)         (0.24)          (0.24)        (0.05)
Net realized and unrealized gain or
loss on investments                            (2.07)       (3.72)         (8.90)           8.92          1.35
                                               ------       ------         ------           ----          ----
Total from investment operations               (2.11)       (3.87)         (9.14)           8.68          1.30
                                               ------       ------         ------           ----          ----
Less distributions
Dividends from net investment income            0.00         0.00           0.00            0.00         (0.02)
Distributions from net realized gain            0.00        (2.25)         (1.73)          (0.09)         0.00
                                                ----        ------         ------          ------         ----
Total distributions                             0.00        (2.25)         (1.73)          (0.09)        (0.02)
                                                ----        ------         ------          ------        ------
Net asset value, end of year                   $4.46        $6.57         $12.69          $23.56        $14.97
                                               =====        =====         ======          ======        ======
Initial offering price                          N/A          N/A            N/A             N/A         $12.50
New York Stock Exchange
         closing price, end of period           N/A          N/A            N/A             N/A         $14.13
Total investment return+                        N/A          N/A            N/A             N/A          13.20%(1)
Total return                                  (32.12%)     (33.07%)(2)    (39.86%)(2)      58.18%(2)      9.54%(2)
Net assets, end of year (millions)             $9.7        $18.8          $43.5           $81.2         $90.6
Ratios/supplemental data:
Ratio of expenses to average net assets
          including interest expense:
Before fees waived and expenses                 3.39%        2.40%          1.77%           2.26%         1.43%
          recouped by advisor
After fees waived and expenses                  1.77%(3)     1.78%          1.78%           1.79%         N/A
          recouped by advisor
Ratio of net investment income (loss)
          to average net assets
Before fees waived and expenses                (2.29%)      (1.98%)        (1.23%)         (1.62%)       (0.32%)
          recouped by advisor
After fees waived and expenses                 (0.67%)(4)   (1.36%)        (1.24%)         (1.15%)        N/A
          recouped by advisor
Portfolio turnover rate                        36.98%       57.90%         68.76%           9.63%        51.68%

+ Does not reflect sales charges.

(1) Based on the market price of the Fund's shares including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.
(2) Based on net asset value per share including the reinvestment of dividends and distributions.
(3) The annualized expense ratio excluded interest expense. The ratio excluding interest expense would have been 1.75% for the year ended March 31, 2003.
(4) The net investment income ratio included interest expense. The ratio excluding interest expense would have been (0.66%) for the year ended March
     31, 2003.


                                 Privacy Notice

The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.


                         The Dessauer Global Equity Fund
                        a series of Advisors Series Trust


                              For More Information

The Statement of Additional Information (SAI) includes additional information about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's and the Predecessor Fund's performance during its last fiscal year.

The SAI and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                         The Dessauer Global Equity Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: 1-800-560-0086

The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about its operations.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of the proper duplicating fees, by writing to the SEC's Public Reference Room, Washington, DC 20549-0102 or by email at www.publicinfo@sec.gov.




                                         (The Trust's SEC Investment Company Act
                                                       file number is 811-07959)